Exhibit 10.3
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT AND WAIVER, dated as of May 14, 2012 (the “Agreement”), is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of December 1, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain First Amendment to Revolving Credit Agreement, dated as of July 19, 2011;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below subject to the terms and conditions specified in this Agreement;

WHEREAS, the Borrower has requested that the Lenders provide a waiver of any existing Default or Event of Default listed under Section 2 hereof and continue to make available to the Borrower the Loans provided under the Credit Agreement; and

WHEREAS, the Lenders are willing to provide a waiver of any existing Defaults and/or Events of Default listed under Section 2 hereof, amend the Credit Agreement as provided below, and continue to make Loans to the Borrower subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.      The Credit Agreement is hereby amended as follows:

(a)           The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Collateral Documents” means a collective reference to the Pledge Agreement and such other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 6.13.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Pledge Agreement” means that certain pledge agreement dated as of the Second Amendment Effective Date in favor of the Administrative Agent, for the benefit of the holders of the Obligations, executed by each of the Loan Parties and the Administrative Agent, as amended or modified from time to time.

“Pledged Collateral” has the meaning set forth in the Pledge Agreement.

“Second Amendment Effective Date” means May 14, 2012.

“2012 Indenture” means that certain indenture dated as of the Second Amendment Effective Date by and among the Loan Parties and Wells Fargo Bank, National Association, as trustee.

“2012 Senior Note Documents” means the 2012 Indenture, the 2012 Senior Notes and all other documents executed and delivered in connection with the 2012 Indenture and the 2012 Senior Notes, the proceeds of which shall, in part, be used to prepay the Indebtedness under the Senior Note Purchase Agreement and the Senior Notes.

“2012 Senior Notes” means the “Notes” under and as defined in the 2012 Indenture.

(b)           The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

“Aggregate Revolving Commitment Amount” means the aggregate principal amount of the Revolving Commitments of all Lenders from time to time, as such aggregate principal amount shall be reduced or increased pursuant to the terms hereof.  On the Second Amendment Effective Date, the Aggregate Revolving Commitment Amount equals TWO HUNDRED MILLION DOLLARS ($200,000,000).

“Consolidated EBITDA” means, for the Borrower and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period minus (b) to the extent included in calculating Consolidated Net Income for such period, any non-cash gains during such period minus (c) any actual cash payments made during such period related to non-cash charges included in (d)(v) below for a prior period plus (d) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense determined on a consolidated basis in accordance with GAAP, (iii) depreciation and amortization determined on a consolidated basis in accordance with GAAP, (iv) payments made by the Borrower in respect of Guaranties made to support Indebtedness of Franchisees in an aggregate amount not to exceed (A) $15,000,000 during any four fiscal quarter period and (B) $25,000,000 during the term of this Agreement, (v) all other non cash charges, in each case, that do not represent a cash item in such period and (vi) cash charges incurred in connection with the closing of any stores or units during the 12 month period following the Second Amendment Effective Date; provided, that, the aggregate amount of cash charges added back pursuant to this clause (vi) for all periods shall not exceed $10,000,000, all as determined in accordance with GAAP.

“Consolidated Lease Expense” means, for any period, the aggregate amount of fixed and contingent rental and operating lease expense payable by the Borrower and its Subsidiaries with respect to leases of real and personal property (excluding (x) Capital Lease Obligations and (y) those cash charges for lease termination costs in connection with the closing of any stores or units during the 12 month period following the Second Amendment Effective Date, in an aggregate amount not to exceed $10,000,000, that are added back to Consolidated EBITDA pursuant to clause (d)(vi) of the definition thereof) determined on a consolidated basis in accordance with GAAP for such period.

“LC Commitment” means that portion of the Aggregate Revolving Commitment Amount that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $40,000,000.

“Loan Documents” means, collectively, this Agreement, the Collateral Documents, the Notes (if any), any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.24, the LC Documents, the Fee Letter, all Notices of Borrowing, the Subsidiary Guaranty Agreement, the Franchisee Facility Guaranty Agreement, the Servicing Agreement, all Notices of Conversion/Continuation and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

“Swingline Commitment” means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding not to exceed $20,000,000.

(c)           The second proviso to the first sentence of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

; provided, further, that if at any time the Borrower shall have failed to deliver such financial statements and such certificate, the Applicable Margin shall be at Level VI until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above.

(d)           Clause (d) of the definition of “Change in Control” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(d) the occurrence of a “Change in Control” (or any equivalent term thereof) under and as defined in the 2012 Senior Note Documents.

(e)           Sections 2.12(b)(ii) and 2.12(b)(iii) of the Credit Agreement are hereby amended to read as follows:

(ii)           Dispositions and Involuntary Dispositions.  The Borrower shall prepay the Loans and/or provide Cash Collateral for the LC Exposure, Franchisee LC Exposure and/or Franchisee Loan Exposure as hereinafter provided, in an aggregate amount equal to 100% of the Net Cash Proceeds of all sales, transfers and dispositions of property pursuant to Sections 8.5(d) or (e) to the extent that the aggregate of such Net Cash Proceeds exceeds $50,000,000 in the aggregate in any fiscal year and/or $150,000,000 in the aggregate during the term of this Agreement, to the extent such Net Cash Proceeds are not reinvested in Eligible Assets within 180 days of the date of such sale, transfer or disposition.  Any prepayment pursuant to this clause (ii) shall permanently reduce the Aggregate Revolving Commitment Amount on a dollar for dollar basis and shall be applied as set forth in clause (iv) below.

(iii)           Debt Issuances. Immediately upon receipt by the Borrower or any Subsidiary of the Net Cash Proceeds of any Debt Issuance, the Borrower shall prepay the Loans and/or provide Cash Collateral for the LC Exposure, Franchisee LC Exposure and/or Franchisee Loan Exposure as hereinafter provided, in an aggregate amount equal to 100% of such Net Cash Proceeds.  Any prepayment pursuant to this clause (iii) shall be applied as set forth in clause (iv) below.

(f)           Section 5.16 of the Credit Agreement is hereby amended to read as follows:

Section 5.16          Senior Indebtedness.

The Obligations rank at least pari passu in right of payment with all obligations of the Loan Parties under the 2012 Senior Note Documents.  The Indebtedness under the 2012 Senior Note Documents is unsecured Indebtedness and does not contain any covenants or defaults, taken as a whole, that are materially more restrictive than those contained in this Agreement.

(g)           Section 5.17 is hereby added to the Credit Agreement to read as follows:

Section 5.17           Perfection of Security Interests.

The Pledge Agreement creates a valid security interest in, and Lien on, the Pledged Collateral, which security interests and Liens are currently perfected security interests and Liens in favor of the Administrative Agent, prior to all other Liens.

(h)           Section 6.10 of the Credit Agreement is hereby amended to read as follows:

Section 6.10           Additional Subsidiaries.

If any additional Material Domestic Subsidiary is acquired or formed after the Closing Date or any Subsidiary becomes a Material Domestic Subsidiary after the Closing Date, the Borrower will, within thirty (30) days after such Material Domestic Subsidiary is acquired or formed or such Subsidiary becomes a Material Domestic Subsidiary, notify the Administrative Agent and the Lenders thereof and will (A) cause such Material Domestic Subsidiary to become a Loan Party by executing an agreement in the form of Annex 1 to Exhibit D in form and substance satisfactory to the Administrative Agent and (B) cause such Material Domestic Subsidiary to deliver simultaneously therewith similar documents applicable to such Material Domestic Subsidiary required under Section 4.1 as reasonably requested by the Administrative Agent, a supplement to the Pledge Agreement and all certificates evidencing any certificated Equity Interests required to be pledged pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto, and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (A) and (B)), all in form and substance reasonably satisfactory to the Administrative Agent.

(i)           Section 6.11 of the Credit Agreement is hereby amended to read as follows:

Section 6.11           Additional Guaranties.

If at the end of any Fiscal Quarter of the Borrower:

(a)           the total assets of Subsidiaries that are not Guarantors constitute more than five percent (5%) of the total assets of the Consolidated Companies, or

(b)           the Consolidated Net Income of Subsidiaries that are not Guarantors constitute more than five percent (5%) of the Consolidated Net Income of the Consolidated Companies,

then the Borrower shall (i) notify the Administrative Agent thereof in the certificate delivered pursuant to Section 6.1(c) for such fiscal quarter and (ii) within 15 days thereafter, (A) cause the appropriate number of Subsidiaries to become Guarantors (by execution of an agreement in the form of Annex 1 to Exhibit D in form and substance satisfactory to the Administrative Agent and (B) cause such Subsidiary to deliver simultaneously therewith similar documents required under Section 4.1 as reasonably requested by the Administrative Agent, a supplement to the Pledge Agreement and all certificates evidencing any certificated Equity Interests required to be pledged pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto, and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (A) and (B)), all in form and substance reasonably satisfactory to the Administrative Agent.

(j)           Section 6.12 of the Credit Agreement is hereby amended to read as follows:

Section 6.12           Additional Guarantors.

Notwithstanding the provisions of Section 6.10, if at any time any Domestic Subsidiary that is not a Guarantor provides a guarantee of any Person’s obligations with respect to the 2012 Senior Note Documents, then promptly (and in any event within five (5) days), the Borrower will cause such Domestic Subsidiary to (A) become a Guarantor by executing and delivering to the Administrative Agent executing an agreement in the form of Annex 1 to Exhibit D in form and substance satisfactory to the Administrative Agent or such other documents as the Administrative Agent shall reasonably deem appropriate for such purpose and (B) deliver simultaneously therewith similar documents applicable to such Domestic Subsidiary required under Section 4.1 as reasonably requested by the Administrative Agent, a supplement to the Pledge Agreement and all certificates evidencing any certificated Equity Interests required to be pledged pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto, and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (A) and (B)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(k)           Section 6.13 is hereby added to the Credit Agreement to read as follows:

Section 6.13           Pledged Assets.

The Borrower will cause (a) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary (other than the Equity Interests of RT Smith, LLC, RT Millington, LLC and RT O’Toole, LLC, in each case, solely for so long as any Lien on such Equity Interests existing on the Second Amendment Effective Date remains in effect; provided that in the event of the termination or release of any such Lien, the applicable Loan Party promptly shall cause such Equity Interests to be subject to a security interest in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the terms of the Pledge Agreement) owned by the Borrower or any other Loan Party and (b) 66% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (2) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) in each Foreign Subsidiary directly owned by a Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the holders of the Obligations, pursuant to the terms and conditions of the Collateral Documents, together with opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent.

(l)           Section 7.1 of the Credit Agreement is hereby amended to read as follows:

Section 7.1             Minimum Fixed Charge Coverage Ratio.

The Consolidated Companies will maintain as of the last day of each Fiscal Quarter, a Fixed Charge Coverage Ratio of not less than (a) 1.75 to 1.0 from the Second Amendment Effective Date through and including June 3, 2014 and (b) 1.85 to 1.0 thereafter.

(m)           Section 7.2 of the Credit Agreement is hereby amended to read as follows:

Section 7.2              Maximum Adjusted Total Debt to EBITDAR Ratio.

The Consolidated Companies will maintain, as of the last day of each Fiscal Quarter, an Adjusted Total Debt to EBITDAR Ratio of not greater than (a) 4.50 to 1.0 from the Second Amendment Effective Date through and including June 4, 2013 and (b) 4.25 to 1.0 thereafter.

(n)           Section 8.1(b) of the Credit Agreement is hereby amended to read as follows:

(b)           any Liens on any property or assets of the Borrower or any Subsidiary existing on the Second Amendment Effective Date set forth on Schedule 8.1; provided that such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary;

(o)           The word “and” is hereby deleted from the end of Section 8.1(e) of the Credit Agreement,  the period is hereby deleted and “; and” is hereby added at the end of Section 8.1(f) and a new Section 8.1(g) is hereby added to Section 8.1 to read as follows:

(g)           Liens in favor of the Administrative Agent to secure the Obligations.

(p)           Sections 8.3(g) and (h) of the Credit Agreement are hereby amended to read as follows:

(g)           Investments in franchise operators through the Franchise Partner Program; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to such Investment, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to such Investment is at least 0.25:1.0 less than (or one quarter-turn inside) the maximum Adjusted Total Debt to EBITDAR Ratio permitted by Section 7.2 at such time and (iii) the Borrower shall have at least $25,000,000 of availability under the Aggregate Revolving Commitments after giving effect to such Investment;

(h)           Investments in franchise operators through the Traditional Franchisee program pursuant to the purchase option agreements entered into with those operators; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to such Investment, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to such Investment is at least 0.25:1.0 less than (or one quarter-turn inside) the maximum Adjusted Total Debt to EBITDAR Ratio permitted by Section 7.2 at such time and (iii) Borrower shall have at least $25,000,000 of availability under the Aggregate Revolving Commitments after giving effect to such Investment;

(q)           Clauses (v) and (vi) of Section 8.3(j) of the Credit Agreement are hereby amended to read as follows:

(v)           the Borrower shall have delivered to the Administrative Agent not less than five (5) days prior to the consummation of such Acquisition a pro forma compliance certificate demonstrating that the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis (after giving effect to such Acquisition) is at least 0.25:1.0 less than (or one quarter-turn inside) the maximum Adjusted Total Debt to EBITDAR Ratio permitted by Section 7.2 at such time; and

(vi)           the Borrower has at least $25,000,000 of availability under the Aggregate Revolving Commitments after giving effect to such Acquisition.

(r)           Section 8.4(c) of the Credit Agreement is hereby amended to read as follows:

(c)           the Borrower may pay cash dividends on, and make cash redemptions of, the Equity Interests of the Borrower; provided, that (i) no Default or Event of Default shall have occurred and be continuing before or after giving effect to the payment of such dividend or redemption, (ii) the Adjusted Total Debt to EBITDAR Ratio on a Pro Forma Basis after giving effect to the payment of any such dividend or redemption is at least 0.25:1.0 less than (or one quarter-turn inside) the maximum Adjusted Total Debt to EBITDAR Ratio permitted by Section 7.2 at such time and (iii) the Borrower has at least $25,000,000 of availability under the Aggregate Revolving Commitments after giving effect to the payment of such dividend or redemption.

(s)           Section 8.5(e) of the Credit Agreement is hereby amended to read as follows:

(e)           sales of Consolidated Assets pursuant to Sale and Leaseback Transactions with an aggregate book value, when aggregated with all other such sales since the Closing Date pursuant to Sale and Leaseback Transactions, not exceeding $200,000,000 on the date of such transfer; provided, that no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction.

(t)           Clause (i) of the proviso to Section 8.7 of the Credit Agreement is hereby amended to read as follows:

(i) the foregoing shall not apply to restrictions or conditions set forth in Schedule 8.7 or restrictions or conditions imposed by law or by this Agreement or any other Loan Document or the 2012 Senior Note Documents,

(u)           Section 8.12(b) of the Credit Agreement is hereby amended to read as follows:

(b)           (i) unsecured Indebtedness of the Borrower and the Guarantors under the 2012 Senior Note Documents, in an aggregate principal amount not to exceed $350,000,000 and (ii) refinancings thereof; provided that the terms of any such refinancing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents, provided further that the principal amount of the Indebtedness under the 2012 Senior Note Documents shall not be increased above the principal amount thereof outstanding immediately prior to such refinancing (other than to pay reasonable fees, premiums, costs and expenses incurred in connection with such refinancing), and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such refinancing, provided still further that the final maturity and the average life of such refinancing Indebtedness shall not end earlier than the final maturity and the average life of the Indebtedness under the 2012 Senior Note Documents and provided still further that other material terms, taken as a whole, of any such refinancing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of the 2012 Senior Note Documents;

(v)           Section 8.12(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Indebtedness of the Borrower and its Subsidiaries existing on the Second Amendment Effective Date and set forth in Schedule 8.12;

(w)           Section 8.12(e) of the Credit Agreement is hereby amended to read as follows:

(e)           secured Indebtedness of the Loan Parties assumed in connection with a Permitted Acquisition so long as such Indebtedness (i) was not incurred in anticipation of or in connection with the respective Permitted Acquisition and (ii) does not exceed $20,000,000 in the aggregate at any time outstanding;

(x)           Section 8.13 of the Credit Agreement is hereby amended to read as follows:

Section 8.13           Prepayment of Other Indebtedness, Etc.

The Borrower will not make (or give any notice with respect thereto), or permit any Subsidiary to make (or give notice with respect thereto), any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness, including without limitation Indebtedness under the Senior Note Purchase Agreement, the Senior Notes and/or the 2012 Senior Note Documents except Indebtedness under the Loan Documents and intercompany debt owed to any Loan Party; provided, however, that the Borrower may (a) prepay Indebtedness under the Senior Note Purchase Agreement and/or the Senior Notes so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness, (b) prepay Indebtedness of the Loan Parties assumed in connection with a Permitted Acquisition so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness, (c) refinance the Indebtedness under the 2012 Senior Note Documents in accordance with Section 8.12(b)(ii) so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the refinancing of such Indebtedness and (d) prepay Indebtedness of the Loan Parties described under Item 7 (and the attached spreadsheet) of Schedule 8.12, so long as no Default or Event of Default shall have occurred and be continuing before or after giving effect to the prepayment of such Indebtedness.

(y)           A new Section 8.14 is hereby added to the Credit Agreement to read as follows:

8.14           Certain Subsidiaries.

The Borrower will not permit, nor will it allow any Subsidiary to permit, any Subsidiary designated on Schedule 8.14 to create, acquire or own any Subsidiary.

(z)           The word “or” is hereby added to the end of Section 9.1(n) of the Credit Agreement and a new Section 9.1(o) is hereby added to Section 9.1 to read as follows:

(o)           except as contemplated by Section 10.9 or as may be permitted by any Loan Document, any Loan Document purporting to grant a Lien to secure any Obligation shall, at any time after the delivery of such Loan Document, fail to create a valid and enforceable Lien on any Pledged Collateral purported to be covered thereby or such Lien shall fail or cease to be a perfected Lien with the priority required in the relevant Loan Document;

(aa)           A new Section 10.1(c) is hereby added to Section 10.1 of the Credit Agreement to read as follows:

(c)           The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders and the Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Bank for purposes of acquiring, holding and enforcing any and all Liens on Pledged Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are incidental thereto.  In this connection, the Administrative Agent, as “collateral agent”, and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 10.5 for purposes of holding or enforcing any Lien on the Pledged Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article X and Article XI (including Section 11.3(d), as though such co-

agents, sub-agents and attorneys-in-fact were the collateral agent under the Loan Documents) as if set forth in full herein with respect thereto.

(bb)         A new paragraph is hereby added to the end of Section 10.9 of the Credit Agreement to read as follows:

The Lenders and the Issuing Bank irrevocably authorize the Administrative Agent, at its option and in its reasonable discretion, to release any Lien on any Pledged Collateral granted to or held by the Administrative Agent under any Loan Document (a) upon termination of the Aggregate Revolving Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (b) that is transferred or to be transferred as part of or in connection with any transaction permitted hereunder or under any other Loan Document, or (c) as approved in accordance with Section 11.2.  Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of Pledged Collateral pursuant to this Section 10.9.

(dd)           Schedule 1.1(a) to the Credit Agreement is hereby amended to read as provided on Schedule 1.1(a) attached hereto.

(ee)           Schedule 1.2 to the Credit Agreement is hereby amended to read as provided on Schedule 1.2 attached hereto.

(ff)           Schedule 8.1 to the Credit Agreement is hereby amended to read as provided on Schedule 8.1 attached hereto.

(gg)           Schedule 8.7 of the Credit Agreement is hereby amended to read as provided on Schedule 8.7 attached hereto.

(hh)           Schedule 8.12 of the Credit Agreement is hereby amended to read as provided on Schedule 8.12 attached hereto.

(ii)           A new Schedule 8.14 is hereby added to the Credit Agreement to read as provided on Schedule 8.14 attached hereto.

2.           Waiver.

(a)           The Borrower acknowledges (i) the entering into and continued existence of those certain agreements listed in Item 1 of Schedule I hereto (as may be amended from time to time in a manner not materially adverse to the Lenders, the “GE Loan Agreements”) by and among the Subsidiary Loan Parties party thereto, on the one hand, and General Electric Capital Corporation or one of its Affiliates, as the case may be (“GE”) on the other, pursuant to which such Subsidiary Loan Parties incurred the Indebtedness identified on Schedule I hereto and granted to GE security interests in the assets identified in the GE Loan Agreements and the Borrower provided a guaranty of such Indebtedness and (ii) the entering into and prepayment under the agreements listed in Item 2 of Schedule I hereto by and among the Subsidiary Loan Parties party thereto, on the one hand and First Franchise Capital Corporation, formerly known as Irwin Franchise Capital Corporation (the “Irwin Prepaid Loans”), on the other.

(b)           Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders agree to waive any existing Default or Event of Default (i) arising under Sections 4.2,

5.3, 5.6, 5.11, 5.12, 6.2(a), 8.1, 8.3, 8.7, 8.12, 8.13, 9.1(c), 9.1(d), 9.1(e) and 9.1(f) caused by or resulting from the entry into by the Subsidiary Loan Parties and/or the continued existence of and/or any prepayments under, as applicable, the GE Loan Agreements, in each case prior to the date hereof and (ii) arising under Section 8.13 and 9.1(d) caused by or resulting from any prepayments under the Irwin Prepaid Loans, in each case prior to the date hereof (the “Existing Defaults and Events of Default”).  The waiver set forth herein shall be effective only in this specific instance and shall not obligate the Lenders or the Administrative Agent to waive any other Default or Event of Default, now existing or hereafter arising.  This waiver is limited solely to the Existing Defaults and Events of Default as of the date hereof, and nothing contained in this Agreement shall (i) modify the Loan Parties’ obligations to comply fully with Sections 4.2, 5.3, 5.6, 5.11, 5.12, 6.2(a), 8.1, 8.3, 8.7, 8.12 and 8.13 of the Credit Agreement and all duties, terms, conditions or covenants contained in the Credit Agreement and the other Loan Documents and (ii) be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law.  This is a one-time waiver, and the Administrative Agent and the Lenders shall have no obligation to amend, modify or waive any provision of the Credit Agreement or any other Loan Document in the future.  The provisions and agreements set forth in this Agreement shall not establish a custom or course of dealing or conduct between the Administrative Agent, the Issuing Bank, the Servicer, any Lender, the Borrower or any other Loan Party.

3.           Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)           receipt by the Administrative Agent of counterparts of (i) this Agreement, duly executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) the Pledge Agreement, duly executed by the Loan Parties and the Administrative Agent, along with all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Pledge Agreement together with duly executed, undated, in blank stock powers attached thereto.

(b)           receipt by (i) the Administrative Agent on behalf of each Lender consenting to this Agreement on or before 5:00 p.m. Eastern time on May 14, 2012 of an amendment fee equal to 0.25% of the Revolving Commitment of such Lender (after giving effect to this Agreement) and (ii) the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated of all fees and expenses due and payable to them in connection with this Agreement;

(c)           receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Second Amendment Effective Date and in form and substance satisfactory to the Administrative Agent;

(d)           receipt by the Administrative Agent of (i) certified copies of the 2012 Indenture and the 2012 Senior Notes and (ii) satisfactory evidence of the simultaneous closing and funding of the 2012 Senior Notes on the Second Amendment Effective Date, for total cash proceeds of not less than $200 million;

(e)           receipt by the Administrative Agent of a fully executed Consent in the form attached as Exhibit A to this Agreement (the “Consent”), duly signed and delivered by each Guarantor;

(f)           receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower and each other Loan Party, in form and substance satisfactory to the Administrative Agent, (i) attaching resolutions of each Loan Party approving and adopting this Agreement, the transactions contemplated herein and authorizing the execution and delivery of this Agreement or the Consent (as applicable), the Pledge Agreement and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Second Amendment Effective Date and (ii) certifying that the organizational documents of the Loan Parties have not been amended, supplemented or otherwise modified since the Closing Date (or, if a Loan Party’s organizational documents have been amended, supplemented or otherwise modified since the Closing Date, attaching copies of such organizational documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certifying such organizational documents to be true and correct as of the Second Amendment Effective Date);

(g)           receipt by the Administrative Agent of UCC financing statements for the Borrower and each other Loan Party for each appropriate jurisdiction as is necessary, in the Administrative Agent’s reasonable judgment, to perfect the Administrative Agent’s security interest in the Pledged Collateral; and

(h)           receipt by the Administrative Agent of a fully executed copy, certified by a Responsible Officer of the Borrower as true and complete, of the waivers referenced in Section 1(b) of that certain Agreement Regarding Waiver and Consent, dated as of April 29, 2012, by and among the Borrower, the Subsidiary Loan Parties party thereto and the lenders party thereto.

4.           Miscellaneous.

(a)          The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)          The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary organizational and, if required, shareholder action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement, except those as have been obtained or made and are in full force and effect and any filings required to be made with the Securities and Exchange Commission to comply with the Borrower’s reporting obligations under the Securities Exchange Act of 1934.

(c)     The Borrower represents and warrants to the Lenders that, after giving effect to this Agreement, (i) the representations and warranties set forth in Article V of the Credit

Agreement and in each other Loan Document are true and correct in all material respects (before and after giving effect to this Agreement) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RUBY TUESDAY, INC., a Georgia corporation

	By:	/s/ Marguerite N. Duffy
Name: Marguerite N. Duffy
Title: Senior Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Erik M. Truette
Name: Erik M. Truette
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Servicer, Issuing Bank and Swingline Lender

	By:	/s/ John H. Schmidt
Name: John H. Schmidt
Title: Director

REGIONS BANK, as a Lender

By:	/s/ Jared A. Hall
Name: Jared A. Hall
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

FIFTH THIRD BANK, as a Lender

By:	/s/ Lisa R. Cook
Name: Lisa R. Cook
Title: Vice President

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shelly B. Stephenson
Name: Shelly B. Stephenson
Title: Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

Schedule 1.1(a)

PRICING GRID

Pricing Level	Adjusted Total Debt to EBITDAR Ratio	Applicable Margin for Eurodollar Loans/Franchisee Loan Fundings	Applicable Margin for Base Rate Loans	Applicable Commitment Fee Percentage
I	< 1.50:1.0	1.25%	0.25%	0.300%
II	> 1.50:1.0 but < 2.00:1.0	1.50%	0.50%	0.300%
III	> 2.00:1.0 but < 2.50:1.0	1.75%	0.75%	0.350%
IV	> 2.50:1.0 but < 3.0:1.0	2.00%	1.00%	0.375%
V	> 3.0:1.0 but < 3.50:1.0	2.25%	1.25%	0.375%
VI	> 3.50:1.0	2.50%	1.50%	0.450%

Schedule 1.2

REVOLVING COMMITMENTS

Lender	Revolving Commitment	Pro Rata Share
Bank of America, N.A.	$52,631,578.95	26.315789474%
Regions Bank	$39,473,684.21	19.736842105%
Wells Fargo Bank, National Association	$28,947,368.42	14.473684211%
Fifth Third Bank	$26,315,789.47	13.157894737%
U.S. Bank National Association	$23,684,210.53	11.842105263%
PNC Bank, National Association	$15,789,473.68	7.894736842%
Branch Banking & Trust Company	$13,157,894.74	6.578947368%
Total	$200,000,000	100.000000000%

Schedule 8.1

EXISTING LIENS

1.
Liens arising from or related to indebtedness incurred by RT Tampa Franchise, LP, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

2.
Liens arising from or related to indebtedness incurred by RT Michiana Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

3.
Liens arising from or related to indebtedness incurred by RT Orlando Franchise, LP, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

4.
Liens arising from or related to indebtedness incurred by RT South Florida Franchise, LP, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

5.
Liens arising from or related to indebtedness incurred by RT West Palm Beach Franchise, LP, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

6.
Liens arising from or related to indebtedness incurred by RT Detroit Franchise, LLC, a Subsidiary (see Schedule 5.14 in favor of GE Capital Franchise Finance Corporation or its affiliates, and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

7.
Liens arising from or related to indebtedness incurred by RT Michigan Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

8.
Liens arising from or related to indebtedness incurred by RT New England Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

9.
Liens arising from or related to indebtedness incurred by RT Long Island Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, in favor of Irwin Franchise Capital or its affiliates, and in favor of P&P Holdings or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

10.
Liens arising from or related to indebtedness incurred by RT Denver Franchise, L.P., a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

11.
Liens arising from or related to indebtedness incurred by RT Indianapolis Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

12.
Liens arising from or related to indebtedness incurred by RT KCMO Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

13.
Liens arising from or related to indebtedness incurred by RT Omaha Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

14.
Liens arising from or related to indebtedness incurred by RT Portland Franchise LLC, a Subsidiary (see Schedule 5.14), in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

15.
Liens arising from or related to indebtedness incurred by RT St. Louis Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

16.
Liens arising from or related to indebtedness incurred by RT Western Missouri Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

17.
Liens arising from or related to indebtedness incurred by RT Minneapolis Franchise, LLC, a Subsidiary (see Schedule 5.14), in favor of GE Capital Franchise Finance Corporation or its affiliates and in favor of Irwin Franchise Capital or its affiliates, which secures assets or property of such Subsidiary at the sites identified (see Schedule 8.12, Item 7 for a listing of such Debt and sites).

2

Schedule 8.7

RESTRICTIVE AGREEMENTS

1. Prohibitions and restrictions that limit the ability of Subsidiaries party to the agreements referenced under Item 7 of Schedule 8.12 to incur additional liens on any of the assets that are subject to the liens referenced in such agreements.

2. Prohibitions and restrictions that limit the ability of Subsidiaries party to the agreements referenced under Item 7 of Schedule 8.12 to transfer or dispose of any of the assets that are subject to the liens referenced in such agreements.

3. Prohibitions and restrictions that limit the ability of Subsidiaries party to the agreements referenced under Item 7 of Schedule 8.12 to make distributions or dividends to its members or partners.

Schedule 8.12

INDEBTEDNESS

1.           Indebtedness in the estimated contingent amount of $384,517 arising under the Program and Support Agreement by and between Company and General Electric Capital Business Asset Funding Corporation dated as of January 2002, whereby Company guarantees no more than 30% of the then outstanding aggregate of franchisee loans subject to the Program and Support Agreement if an unpaid balance remains under any such loan to a franchisee after lender has realized its rights in the collateral subject to the loan.  The Program and Support Agreement was terminated effective July 1, 2004.

2.           Indebtedness in the estimated contingent amount of $3,629,951 arising under the Financing Agreement by and between Company and CitiCorp Leasing, Inc. dated as of July 1, 2004, whereby Company guarantees a portion or all of a participating franchisee’s loan subject to the program.  The Financing Agreement was terminated on July 1, 2007.

3.           Indebtedness totaling $16,442,516 evidenced pursuant to various letters of credit issued primarily in connection with Company’s workers compensation and casualty insurance programs.

4.           From time to time, Company indemnifies certain lenders to Company’s franchisees, wherein Company agrees to pay a portion of franchisee debt allocated to specific leased property encumbered by such debt if such franchisee defaults under its loan to the indemnified lender due to a failure to obtain (i) certain landlord consents to subletting the property by the Company to the franchisee or (ii) lease extensions for specific leased property.  In the event of such payment, the indemnified lender assigns to Company all of its rights in the related collateral.

5.           Company’s covenants in favor of Metropolitan Knoxville Airport Authority (the “Authority”) in connection with the Food and Beverage Concession Agreement dated September 1, 1999, between the Authority and RT McGhee-Tyson, LLC, a Subsidiary, wherein Company agrees to provide continuing working capital to RT McGhee Tyson, LLC during the term of the Concession Agreement.

6.           The Company has entered into a Distribution Agreement and an Agreement Respecting Employee Benefit Matters (collectively referred to as sharing agreements) with Morrison Fresh Cooking, Inc. (acquired by Piccadilly Cafeterias, Inc.) and Morrison Management Specialists, Inc. (formerly Morrison Health Care, Inc. and acquired by Compass Group, PLC) providing for the assumption of liabilities and cross-indemnities designed to allocate, generally, among these three companies, financial responsibility for liabilities arising out of or in connection with business activities prior to the March, 1996 “spin-off” transaction.

7.           Former franchise partner Indebtedness described in the attached spreadsheet.

FORMER FRANCHISE PARTNER (ACQUIRED) INDEBTEDNESS

(all figures in 000's)
MORTGAGEE	TOTAL

RT Tampa Franchise, LP Debt:
GE - Cooper Creek Construction	395
GE - Healthpark Construction	755
RT Michiana Franchise, LLC Debt:
GE - Acquisition - Note 28525	1,379
GE - Acquisition - Note 28651	1,967
GE - Battle Creek Construction	629
RT Orlando Franchise, LP Debt:
GE - Bellair	483
GE - Leesburg	515
GE - Palm Coast Construction	1,164
RT South Florida Franchise, LP Debt:
GE - Deerfield Construction	312
GE - Homestead Construction	265
GE - Pompano Construction	591
RT West Palm Beach Franchise, LP Debt:
GE - Royal Palm Construction	1,216
GE - Sebastian	1,331
GE - Stuart	1,310
RT Detroit Franchise, LLC Debt:
GE - Saline Construction	1,096
GE - Novi Construction	1,554
GE - S. Canton Construction	994
Irwin - Allen Park Construction	670
Irwin - Plymouth Construction	931
Irwin - Plymouth FF&E	109
RT Michigan Franchise, LLC Debt:
GE - Cadillac Construction	1,099
GE - Port Huron Construction	499
GE - Gaylord Construction	1,323
GE - Traverse City Construction	191
GE - Acquisition Debt	3,610
GE - Clarkston Construction	993
GE - Mt. Pleasant Construction	1,008
RT Long Island Franchise, LLC Debt
GE - CNL Acq-Commack	393
Irwin - Sayville Construction	1,310
RT New England Franchise, LLC Debt
GE - Acquisition Debt	388
GE - Waterville	1,136

Irwin - Biddeford Construction	419
Irwin - Biddeford FF&E	177
Irwin - Auburn Construction	491
Irwin - Auburn FF&E	226
Irwin - Augusta Construction	605
Irwin - Augusta FF&E	257
RT Denver Franchise, L.P. Debt
GE - Acquisition Debt FFE	3,328
GE - Highlands Ranch Const	1,086
GE - Highlands Ranch FFE	274
GE - Arvada Const	1,290
GE - Aurora Const	1,257
GE - Ft. Collins Const	1,010
Irwin - Tower Road Construction	1,502
Irwin - Ridgeview Construction	1,578
RT Indianapolis Franchise, LLC Debt
GE - Construction refinance	3,952
GE - FF&E refinance	1,717
GE - Muncie Construction	923
GE - Muncie FF&E	162
Irwin - US Hwy 31 Construction	1,973
Irwin - US Hwy 31 FF&E	183
RT KCMO Franchise, LLC Debt
GE - Belton Construction	809
GE - Northgate Construction	994
GE - Shawnee Construction	1,383
RT Omaha Franchise, LLC Debt
GE - Cornhusker Construction	878
GE - N. 27th St. Construction	760
Irwin - Grand Island Construction	1,000
Irwin - Grand Island FF&E	33
Irwin - Kearney Construction	1,104
Irwin - Council Bluffs Construction	1,425
Irwin - North Platte Construction	1,349
Irwin - North Platte FF&E	186
Portland Debt:
Irwin - Refinance	366
RT St. Louis Franchise, LLC Debt
GE - Acquisition Debt1	539
GE - Acquisition Debt2	448
GE - Litchfield Construction	826
GE - Collinsville Construction	1,151
GE - Arnold Construction	1,467
Irwin - Valley Park Construction	1,110
Irwin - Valley Park FF&E	136

Irwin - Cape Girardeau Construction	744
Irwin - Cape Girardeau FF&E	94
Irwin - Wentzville Construction	1,100
.	173
RT Western Missouri Franchise, LLC Debt
GE - Acquisition Debt (Construction)	3,245
GE - Acquisition Debt (FF&E)	1,678
GE - Construction refinance	5,778
GE - FF&E refinance	8,433
Irwin - Bass Pro Construction	1,305
Irwin - Conway Construction	1,465
Irwin - Conway FF&E	191
Irwin - Kirksville Construction	1,130
Irwin - Republic Construction	1,474
Irwin - West Plains Construction	847
Irwin - West Plains FF&E	93
RT Minneapolis Franchise, LLC Debt
GE - Eden Prairie New Unit	1,165
GE - Cottage Grove New Unit	1,957
GE - Cottage Grove FFE	174
GE - Oak Park New Unit	1,722
GE - Acquisition Debt	1,408
Irwin - Shakopee Construction	1,517
Irwin - Refinance/Remodel MOA	94
103,777
Premium/discount fair value adjustment	2,588
Balance	106,365

Breakdown of mortgage loan obligations:
GE	$ 76,410
Irwin	27,367
Premium/Discount	2,588
Total Mortgage loan obligations	$ 106,365

Schedule 8.14

CERTAIN SUBSIDIARIES

RT Millington, LLC
RT O’Toole, LLC
RT Indianapolis Franchise, LLC
RT St. Louis Franchise, LLC
RT Tampa Franchise, LP
RT Orlando Franchise, LP
RT South Florida Franchise, LP
RT West Palm Beach Franchise, LP
RT Smith, LLC
RT Long Island Franchise, LLC
RT New England Franchise, LLC
RT Western Missouri Franchise, LLC
RT Omaha Franchise, LLC
RT KCMO Franchise, LLC
RT Portland Franchise, LLC
RT Denver Franchise, LP
RT Minneapolis Franchise, LLC

Schedule I

Franchise Partners
Notes and Mortgage Payable
(000)'s

LENDER	TOTAL
RT Tampa Franchise, LP Debt:
GE - Cooper Creek Construction	395
GE - Healthpark Construction	755
RT Michiana Franchise, LLC Debt:
GE - Acquisition - Note 28525	1,379
GE - Acquisition - Note 28651	1,967
GE - Battle Creek Construction	629
RT Orlando Franchise, LP Debt:
GE - Bellair	483
GE - Leesburg	515
GE - Palm Coast Construction	1,164
RT South Florida Franchise, LP Debt:
GE - Deerfield Construction	312
GE - Homestead Construction	265
GE - Pompano Construction	591
RT West Palm Beach Franchise, LP Debt:
GE - Palm City Construction	0
GE - Palm City FF&E	0
GE - Royal Palm Construction	1,216
GE - Sebastian	1,331
GE - Stuart	1,310
GE - Acquisition Debt	0
RT Detroit Franchise, LLC Debt:
GE - Saline Construction	1,096
GE - Saline FF&E	0
GE - Novi Construction	1,554
GE - Novi FF&E	0
GE - S. Canton Construction	994
GE - S. Canton FF&E	0
GE - Acquisition Debt	0
Irwin - Allen Park FF&E	0
RT Michigan Franchise, LLC Debt:
GE - Cadillac Construction	1,099
GE - Port Huron Construction	499
GE - Gaylord Construction	1,323
GE - Traverse City Construction	191
GE - Traverse City FF&E	0
GE - Acquisition Debt	3,610
GE - Clarkston Construction	993
GE - Clarkston FF&E	0
GE - Mt. Pleasant Construction	1,008

Franchise Partners
Notes and Mortgage Payable
(000)'s

TOTAL	TOTAL
RT Long Island Franchise, LLC Debt
GE – Acquisition Debt	0
GE – Commack	393
Irwin - Miller Place Construction	0
Irwin - Miller Place FF&E	0
Irwin - Deer Park Construction	0
Irwin - Deer Park FF&E	0
Irwin - Sayville FF&E	0
RT New England Franchise, LLC Debt
GE – Acquisition Debt	388
GE – Waterville	1,136
GE – Westbrook	0
GE – Topsham	0

RT Denver Franchise, L.P. Debt
GE - Citadel Mall	0
GE - Acquisition debt FF&E	3,328
GE - Highlands Ranch Construction	1,086
GE - Highlands Ranch FF&E	274
GE - Arvada Construction	1,290
GE - Aurora Construction	1,257
GE - Fort Collins Construction	1,010
Irwin - Tower Road FF&E	0
Irwin - Ridgeview FF&E	0

RT Indianapolis Franchise, LLC Debt
GE- Construction refinance	3,952
GE- FF&E refinance	1,717
GE- Muncie Construction	923
GE- Muncie FF&E	162
Irwin - Wesleyan Road Construction	0
Irwin - Wesleyan Road FF&E	0

RT KCMO Franchise, LLC Debt
GE- Acquisition Debt	0
GE - Belton Construction	809
GE - Northgate Construction	994
GE - Shawnee Construction	1,383

Franchise Partners
Notes and Mortgage Payable
(000)'s

TOTAL	TOTAL
RT Omaha Franchise, LLC Debt
GE - Cornhusker Construction	878
GE - Edgewood Construction	0
GE - Edgewood FF&E	0
GE - Lakeside Construction	0
GE - Lakeside FF&E	0
GE - N. 27th St. Construction	760
Irwin - Kearney FF&E	0
Irwin - Council Bluffs FF&E	0

RT St. Louis Franchise, LLC Debt
GE - Acquisition Debt1	539
GE - Acquisition Debt2	448
GE - Litchfield Construction	826
GE - Collinsville Construction	1,151
GE - Collinsville FF&E	0
GE- Arnold Construction	1,467
GE- O'Fallon Construction	0

RT Western Missouri Franchise, LLC Debt
GE - Acquisition Debt (Construction)	3,245
GE - Acquisition Debt (FF&E)-	1,678
GE- Construction refinance	5,778
GE- FF&E refinance	8,433
Irwin - Bass Pro FF&E	0
Irwin - Kirksville FF&E	0
Irwin - Republic FF&E	0

RT Minneapolis Franchise, LLC Debt
GE - Eden Prairie Construction	1,165
GE - Eden Prairie FF&E	0
GE - Cottage Grove Construction	1,957
GE - Cottage Grove FF&E	174
GE - Oak Park Construction	1,722
GE - Oak Park FF&E	0
GE - Inver Grove Construction	0
GE - Acquisition debt	1,408
Irwin - Shakopee FF&E	0
Irwin - Owatonna Construction	0
Irwin - Chaska FF&E	0

Denver - Chapel Hill note	0

Franchise Partners
Notes and Mortgage Payable
(000)'s

TOTAL	TOTAL

P&P Holdings
Long Island - Sayville	0

The Holland, Inc.
Portland - Beaverton FF&E	0

TOTAL	76,410

Exhibit A

CONSENT

This Consent (this “Consent”), dated as of May 14, 2012, is delivered in connection with the Second Amendment to Revolving Credit Agreement and Waiver, dated as of the date hereof (the “Agreement”), by and among RUBY TUESDAY, INC., a Georgia corporation (the “Borrower”), the various financial institutions from time to time parties thereto (the “Lenders”) and Bank of America, N.A., in its capacity as the administrative agent for the Lenders (in such capacity the “Administrative Agent”).  Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement (as defined in the Agreement) as amended by the Agreement (such agreement, as so amended, being the “Amended Credit Agreement”).

Each of the undersigned, as a party to the Subsidiary Guaranty Agreement, hereby acknowledges and consents to the execution and delivery of the Agreement, and hereby confirms and agrees that the Subsidiary Guaranty Agreement is and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, the Agreement, all references in the Subsidiary Guaranty Agreement to the “Credit Agreement,” “thereunder,” “thereof” or words of like import shall mean the Amended Credit Agreement.

This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

GUARANTORS:	RTBD, INC.

By:
Name:
Title:

RT FINANCE, INC.

By:
Name:
Title:

RUBY TUESDAY GC CARDS, INC.

By:
Name:
Title:

RT TAMPA FRANCHISE, L.P.

By:
Name:
Title:

RT ORLANDO FRANCHISE, L.P.

By:
Name:
Title:

RT SOUTH FLORIDA FRANCHISE, L.P.

By:
Name:
Title:

RT NEW YORK FRANCHISE, LLC

By:
Name:
Title:

RT SOUTHWEST FRANCHISE, LLC
By:
Name:
Title:

RT MICHIANA FRANCHISE, LLC
By:
Name:
Title:

RT FRANCHISE ACQUISITION, LLC

By:
Name:
Title:

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By:
Name:
Title:

RT FLORIDA EQUITY, LLC

By:
Name:
Title:

RTGC, LLC

By:
Name:
Title:

RT DETROIT FRANCHISE, LLC

By:
Name:
Title:

RT MICHIGAN FRANCHISE, LLC

By:
Name:
Title:

RT WEST PALM BEACH FRANCHISE, L.P.

By:
Name:
Title:

RT NEW ENGLAND FRANCHISE, LLC

By:
Name:
Title:

RT LONG ISLAND FRANCHISE, LLC

By:
Name:
Title:

RUBY TUESDAY, LLC

By:
Name:
Title:

RT LAS VEGAS FRANCHISE, LLC

By:
Name:
Title:

RT MINNEAPOLIS FRANCHISE, LLC

By:
Name:
Title:

RT INDIANAPOLIS FRANCHISE, LLC

By:
Name:
Title:

RT DENVER FRANCHISE, L.P.

By:
Name:
Title:

RT OMAHA FRANCHISE, LLC

By:
Name:
Title:

RT KCMO FRANCHISE, LLC

By:
Name:
Title:

RT PORTLAND FRANCHISE, LLC

By:
Name:
Title:

RT ST. LOUIS FRANCHISE, LLC

By:
Name:
Title:

RT WESTERN MISSOURI FRANCHISE, LLC

By:
Name:
Title: